                                                                     Exhibit 3.4



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                UNIF GIFT MIN ACT-......Custodian  ...
     TEN ENT  - as tenants by the entireties                          (Cust)         (Minor)
     JT TEN   - as joint tenants with right of                        under Uniform Gifts to Minors
                survivorship and not as tenants                       Act................
                in common                                                  (State)

       Additional abbreviations may also be used though not in the above list.

              For Value Received________hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------

     --------------------------------------


     ---------------------------------------------------------------------------
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
                                   ASSIGNEE)

     ___________________________________________________________________________

     ___________________________________________________________________________

     _____________________________________________________________________Shares
     of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


     ___________________________________________________________________Attorney
     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



     Dated_____________________


                                   Signature..................................

                                            ..................................
                                            NOTICE: The signature in this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            Certificate in every particular,
                                            without alteration of enlargement,
                                            or any change whatever.


                                   Signature Guaranteed By:....................
                                   (Please have signature guaranteed by a
                                   National Bank through its officer or by a
                                   member firm of a major stock exchange)

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                    [LOGO]


                              TERCERO CORPORATION

                      AUTHORIZED STOCK 50,000,000 SHARES
                                $.001 PAR VALUE

                                                              CUSIP 8807776 10 9

This Certifies that                                                 is the
registered holder of                                                Shares

                              TERCERO CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

Dated:

/s/ Lone G. Morphur                                           /s/ Robert Hoffman
     SECRETARY              [CORPORATE SEAL]                        PRESIDENT



TRANSFER AGENT AND REGISTRAR:                      COUNTERSIGNED AND REGISTERED
   ATLAS STOCK TRANSFER CORPORATION              BY
   5866 SOUTH STATE STREET
   SALT LAKE CITY, UTAH 44107                            AUTHORIZED SIGNATURE